UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2026

CIRCLE8 GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

270 Sylvan Avenue, Suite 2230
Englewood Cliffs, NJ	07632
(Address of Principal Executive Offices)	(zip code)

(201) 899-4470

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered as pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Common stock, $0.00001 par value per share	CIRC	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Paragraph

This Amendment No. 1 to Form 8-K filed by Circle8 Group Inc. on August 13, 2026, is being filed solely to correct certain typographical and drafting errors contained in the Form 8-K.

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Item 1.01. Entry into a Material Definitive Agreement

The information set forth under Item 8.01 below is hereby incorporated into this Item 1.01 by reference.

Item 8.01 Other Events.

On August 7, 2026, the Company (herein referred to as “Atlantic”), together with Lyneer Investments, LLC, a Delaware limited liability company (“Lyneer Investments”), Lyneer Staffing Solutions, LLC, a Delaware limited liability company (“Lyneer Staffing”), and Lyneer Holdings, Inc., a Delaware corporation (“Lyneer Holdings,” and together with Lyneer Investments and Lyneer Staffing, the “Companies”), entered into a settlement agreement with SPP Credit Advisors, LLC (“SPP”), in its capacity as the Administrative Agent for itself and the lenders under the Bridge Loan Credit Agreement (as defined in the Settlement Agreement) and in its capacity as the Agent for itself and the secured parties under the Term Loan Credit Agreement (as defined in the Settlement Agreement), to which the Companies, Atlantic, SPP and IDC Technologies, Inc., a California corporation (“IDC”) are parties.

As described further below, the settlement agreement (the “Settlement Agreement”) resolves outstanding litigation and claims (the “Pending Litigation”) between the parties arising out of the Bridge Loan Credit Agreement and the Lyneer Term Loan Credit Agreement (collectively, the “Loan Agreements”). Additionally, among other terms, the Settlement Agreement extinguishes a $35,000,000 promissory note that was convertible into the common stock of the Company and provides for an orderly repayment of the Loan Agreements.

The dispute between the Parties stems from alleged events of default declared by SPP pursuant to both Loan Agreements. SPP alleged that Atlantic and its Lyneer operating subsidiaries failed to meet various reporting, financial, debt, and governance covenants.

Following the alleged defaults, and relying on security agreements and pledged collateral provisions, SPP asserted that Atlantic’s voting and consensual rights over the Lyneer Companies were terminated and vested exclusively in SPP. Pursuant to written consents, SPP purported to remove existing directors/managers (including Christopher Broderick, Jeffrey Jagid, Michael Tenore, James Radvany, and Prateek Gattani) and appoint Rick Arrowsmith (“Arrowsmith”) as the Manager of Lyneer Investments, while also amending Lyneer Investments’ limited liability company agreement.

On March 30, 2026, SPP formally notified Atlantic and the Lyneer entities of the alleged defaults, accelerated the outstanding debt, and asserted its right to exercise all voting, economic, and pledge rights over the Lyneer entities. Consequently, Atlantic and the Lyneer entities filed a lawsuit against SPP and Arrowsmith in the Supreme Court of the State of New York, County of New York (Index No. 154264/2026). The complaint alleged that SPP’s actions were invalid and taken in bad faith, sought a declaratory judgment confirming that no default occurred, and requested injunctive relief and damages. On April 29, 2026, the court denied Atlantic’s application for a temporary restraining order.

Arrowsmith filed a verified complaint against Atlantic, its officers, and the Companies in the Court of Chancery of the State of Delaware (Case No. 2026-0448). The lawsuit sought declaratory and injunctive relief confirming that SPP validly exercised its remedies, removed the afore-mentioned officers and directors, and appointed Arrowsmith as Manager of Lyneer Investments. On April 27, 2026, the Delaware Chancery Court issued a Status Quo Order governing the management of the Companies pending resolution of the action.

To avoid further expense and uncertainty, the parties agreed to enter into the Settlement Agreement without admitting liability, agreeing to file joint stipulations of dismissal without prejudice for both the New York and Delaware actions upon execution.

The total indebtedness owed to SPP as of August 7, 2026, was $62,669,730.00 (the “SPP Indebtedness”). Key terms of the Settlement Agreement include:

Share Exchange & Call Option: Atlantic agreed to issue 21,983,926 shares of Atlantic common stock (the “New Atlantic Shares”) to SPP. In exchange, SPP granted Atlantic a ten-year call option to acquire 21,983,926 shares of Atlantic common stock foreclosed upon by SPP from IDC Technologies, Inc. at a purchase price of $0.00001 per share for immediate retirement and cancellation. Additionally, the $35,000,000 convertible promissory note issued by Atlantic to IDC in connection with the Company’s acquisition of the Lyneer Companies was released, canceled and discharged.

Legal Fee Shares: Atlantic agreed to issue such number of shares of Common Stock to SPP (the “Legal Fee Shares”) as equals the total amount of SPP’s legal fees and expenses incurred in connection with the litigation, not exceeding $1,800,000.

Disposition of Shares: SPP agreed to use commercially reasonable efforts to sell the New Atlantic Shares over an 18-month period (the “Disposition Period”) to satisfy the SPP Indebtedness. The indebtedness will bear interest at a non-default rate of 5% per annum during this period. If sales do not fully satisfy the indebtedness, Atlantic will execute an amended term note for the remaining balance with a 13-month term. If the SPP Indebtedness is repaid in full before all the shares are sold, any remaining shares will be returned to Atlantic for cancellation.

Registration Rights & Liquidated Damages: Atlantic agreed to file a prospectus supplement to its existing Form S-3 shelf registration statement to register the resale of the New Atlantic Shares. Failure to file the supplement within three business days or maintain an effective registration statement during the Disposition Period obligates Atlantic to pay liquidated damages equal to 2% per month of the closing price multiplied by the covered shares.

Management & Governance Changes: Lyneer Staffing agreed to engage Robert O. Riiska of SierraConstellation Partners LLC as Chief Transformation Officer (CTO). The board of directors of Lyneer Staffing will be reconstituted to consist of three members: one Atlantic designee, one SPP designee, and an Independent Director (initially Matthew Kahn).

Specific material actions (such as bankruptcy filings, asset sales, mergers, or capital structure changes) remain subject to express written approval by Atlantic.

Refinancing of Senior Debt: Lyneer Staffing agreed to use commercially reasonable efforts, without recourse if unsuccessful, to refinance the Loan and Security Agreement dated as of April 29, 2025, with North Mill Capital LLC (d/b/a SLR Business Credit, hereafter “SLR”) within 45 days of August 7, 2026. Upon refinancing of the SLR facility Lyneer is obligated to make a $5 million payment to SPP to: (i) first satisfy the SPP Bridge Loan in full; (ii) second to any remaining SPP legal fees, and (iii) third to reduce the principal balance of the SPP indebtedness.

Capital Raises & Proceeds Distribution: Proceeds from any future debt or equity capital raises by Atlantic will be distributed as follows: 20% divided equally between SPP (to pay legal fees and reduce loan principal) and Employers HR, LLC (to reduce payroll-related obligations), and 80% retained by Atlantic for corporate and operational expenses. No proceeds may be used for the purpose of paying employee bonuses.

Releases & Dismissal: The Parties agreed to file joint stipulations of dismissal without prejudice with respect to the Pending Litigation in New York and Delaware state courts and granted comprehensive global releases of pre-effective date claims.

On August 10, 2026, the Company issued a press release entitled “Circle8 Group Eliminates $35 Million Convertible Seller’s Note Through Definitive Settlement Agreement with SPP Credit Advisors.” The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information set forth in the press release shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 3.01. Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing

On August 13, 2026, Circle8 Group, Inc. (the “Company”) received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The Nasdaq deficiency letter has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on The Nasdaq Global Market under the symbol “CIRC” at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been given 180 calendar days, or until February 9, 2027, to regain compliance with the Minimum Bid Price Requirement. If at any time before February 9, 2027, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance.

If the Company does not regain compliance with the Minimum Bid Price Requirement by February 9, 2027, the Company may be afforded a second 180 calendar day period to regain compliance. If the Company does not regain compliance with the Minimum Bid Price Requirement by the end of the compliance period (or the second compliance period, if applicable), the Company’s common stock will become subject to delisting. In the event that the Company receives notice that its common stock is being delisted, the Nasdaq listing rules permit the Company to appeal a delisting determination by the Staff to a hearings panel.

The Company intends to monitor the closing bid price of its common stock and may, if appropriate, consider available options to regain compliance with the Minimum Bid Price Requirement, including initiating a reverse stock split. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other Nasdaq Listing Rules.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by its management, involve uncertainties that could significantly affect the financial results of the Company. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the Company’s intent or ability to regain compliance with the minimum bid price requirement, the Company’s intent to actively monitor its bid price and consider its available options to regain compliance with the minimum bid price requirement, and the potential implementation of a reverse stock split.

All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to the Company’s efforts to monitor the closing bid price of its common stock, to consider and pursue available options to regain compliance with Nasdaq listing rules, and the potential implementation of a reverse stock split, as well as any related actions or outcomes — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the Company’s ability to maintain compliance with Nasdaq listing standards, volatility in the market price of the Company’s common stock, the Company’s ability to implement corporate actions such as a reverse stock split, other risks and uncertainties, and those additional risks and factors detailed in other reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Settlement Agreement, dated August 7, 2026. (1)
99.1	Press release issued by Circle8 Group, Inc. on August 10, 2026. (2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Incorporated by reference to Exhibit 10.1 to Form 8-K filed on August 13, 2026.

(2)	Incorporated by reference to Exhibit 99.1 to Form 8-K filed on August 13, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2026	CIRCLE8 GROUP, INC.

	By:	/s/ Jeffrey Jagid
Jeffrey Jagid
President

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